Exhibit 99.1
Silvaco Reports Third Quarter 2025 Financial Results

Achieved record gross bookings of $22.8 million and record revenue of $18.7 million

Initiated cost-reduction actions expected to lower annualized non-GAAP operating expenses by at least $15 million

SANTA CLARA, Calif. – November 12, 2025 -- Silvaco Group, Inc. (Nasdaq: SVCO) (“Silvaco” or the “Company”), a provider of TCAD, EDA software, and SIP solutions that enable innovative semiconductor design and digital twin modeling through AI software and innovation, today announced its third quarter 2025 results.

"I am pleased to report that Silvaco’s third quarter results set records for both revenue and bookings," said Walden Rhines, Silvaco’s Chief Executive Officer. “However, high operating expenses resulted in the company posting an operating loss even at record revenue. Looking forward, we are prioritizing our core growth drivers and strengthening financial and operational discipline to position us for stronger results going forward.”

Chris Zegarelli, Silvaco’s Chief Financial Officer, added, “We have taken steps toward improving financial discipline with a cost reduction program implemented during the fourth quarter. We expect the program will lower operating expenses by at least $15 million on an annualized basis and will position the company for more nimble execution and sustained profitability going forward.”

Third Quarter 2025 and Recent Business Highlights

•Closed acquisition of Mixel Group, Inc. early in Q3.

•Company-wide cost reduction program initiated, expected to reduce annualized non-GAAP operating expenses by at least $15 million.

•Leadership Update: CEO Walden “Wally” Rhines and CFO Chris Zegarelli joined the company.

•Product and Customer Momentum:
◦Jivaro parasitics reduction tool continues to see growing usage among leading semiconductor companies
◦Analog Power Conversion LLC adopts Silvaco’s Design Technology Co-Optimization Flow (DTCO) for Next Generation Silicon and Silicon Carbide Power Devices
◦Vicor adopts Silvaco’s Victory TCAD™ 3D Simulation Solution for Accurate Power Device Modeling and Simulation

Third Quarter 2025 Financial Results

GAAP Financial Results:

•Revenue of $18.7 million $18.7 million, up 70% year-over-year.
◦TCAD revenue of $6.5 million, up 1% year-over-year.
◦EDA revenue of $10.4 million, up 294% year-over-year.
◦SIP revenue of $1.7 million, down 6% year-over-year.
•GAAP gross margin of 77.9%, up 326 basis points year-over-year.
•GAAP operating loss of $9.3 million, compared to $7.3 million operating loss in Q3 2024.
•GAAP net loss of $5.3 million, compared to $6.6 million net loss in Q3 2024.
•GAAP basic and diluted net loss per share of $0.18 compared to net loss per share of $0.23 in Q3 2024.
•As of Q3 end, cash, cash equivalents, short term marketable securities and restricted cash totaled $27.8 million.

Key Operating Indicators and Non-GAAP Financial Results:

•Gross bookings were $22.8 million, up 131% year-over-year.
•Non-GAAP gross margin of 81.5%, up 179 basis points year-over-year.
•Non-GAAP operating loss of $2.3 million, compared to $2.6 million loss in Q3 2024.
•Non-GAAP net loss of $2.1 million, compared to $1.8 million loss in Q3 2024.
•Non-GAAP diluted net loss per share of $0.07 compared to net loss per share of $0.06 in Q3 2024.

For a discussion of the non-GAAP metrics presented in this press release, as well as a reconciliation of non-GAAP metrics to the nearest comparable GAAP metric, see “Discussion of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliation” in the accompanying tables below.

Supplementary materials to this press release, including third quarter 2025 financial results, can be found at https://investors.silvaco.com/financial-information/quarterly-results.

Fourth Quarter Financial Outlook

As of November 12, 2025, Silvaco is providing guidance for its fourth quarter of 2025, which represents Silvaco’s current estimates on its operations and financial results. The financial information below represents forward-looking financial information and in some instances forward-looking, non-GAAP financial information, including estimates of Bookings, non-GAAP gross margin and non-GAAP operating expenses. GAAP gross margin is the most comparable GAAP measure to non-GAAP gross margin, GAAP operating expenses are the most comparable GAAP measures to non-GAAP operating expenses. Non-GAAP gross margin differs from GAAP gross margin in that it excludes items such as stock-based compensation expense, amortization of acquired intangible assets, acquisition-related professional fees and retention bonuses, and payroll tax from the IPO lock-up release. Non-GAAP operating expenses differ from GAAP operating expenses in that they exclude items such as acquisition-related litigation settlement and legal costs, stock-based compensation expense, amortization of acquired intangible assets, acquisition-related professional fees and retention bonuses, payroll tax from the IPO lock-up release, IPO preparation costs, and executive severance costs. Silvaco is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort. Therefore, Silvaco has not provided guidance for GAAP gross margin or GAAP operating expenses or a reconciliation of the forward-looking non-GAAP gross margin or non-GAAP operating expenses to GAAP gross margin or GAAP operating income (loss) or GAAP operating expenses, respectively. However, it is important to note that these excluded items could be material to our results computed in accordance with GAAP in future periods.

Based on current business trends and conditions, the Company expects for fourth quarter 2025 the following:

•Bookings in the range of $15 million to $19 million
•Revenue in the range of $14 million to $18 million.
•Non-GAAP gross margin in the range of 78% to 82%.
•Non-GAAP operating expenses of $16 million to $18 million

Third Quarter 2025 Conference Call Details

A press release highlighting the Company's results along with supplemental financial results will be available at https://investors.silvaco.com/ along with an earnings presentation to accompany management’s prepared remarks. An archived replay of the conference call will be available on this website for a limited time after the call. Participants who want to join the call and ask a question may register for the call here to receive the dial-in numbers and unique PIN.

Date: Wednesday, November 12, 2025
Time: 5:00 p.m. Eastern time
Webcast: Here (live and replay)

About Silvaco
Silvaco is a provider of TCAD, EDA software, and SIP solutions that enable semiconductor design and digital twin modeling through AI software and innovation. Silvaco’s solutions are used for semiconductor and photonics processes, devices, and systems development across display, power devices, automotive, memory, high performance compute, foundries, photonics, internet of things, and 5G/6G mobile markets for complex SoC design. Silvaco is headquartered in Santa Clara, California, and has a global presence with offices located in North America, Europe, Egypt, Brazil, China, Japan, Korea, Singapore, Vietnam, and Taiwan.

Safe Harbor Statement

This press release contains forward-looking statements based on Silvaco's current expectations. The words “believe”, “estimate”, “expect”, “intend”, “anticipate”, “plan”, “project”, “will”, and similar phrases as they relate to Silvaco are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Silvaco and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations.

These forward-looking statements include but are not limited to, statements regarding our future operating results, financial position, and guidance, our business strategy and plans, our objectives for future operations, our development or delivery of new or enhanced products, and anticipated results of those products for our customers, our competitive positioning, projected costs, technological capabilities, and plans, and macroeconomic trends.

A variety of risks and factors that are beyond our control could cause actual results to differ materially from those in the forward-looking statements including, without limitation, the following: (a) market conditions; (b) anticipated trends, challenges and growth in our business and the markets in which we operate; (c) our ability to appropriately respond to changing technologies on a timely and cost-effective basis; (d) the size and growth potential of the markets for our software solutions, and our ability to serve those markets; (e) our expectations regarding competition in our existing and new markets; (f) the level of demand in our customers’ end markets; (g) regulatory developments in the United States and foreign countries; (h) changes in trade policies, including the imposition of tariffs; (i) proposed new software solutions, services or developments; (j) our ability to attract and retain key management personnel; (k) our customer relationships and our ability to retain and expand our customer relationships; (l) our ability to diversify our customer base and develop relationships in new markets; (m) the strategies, prospects, plans, expectations, and objectives of management for future operations; (n) public health crises, pandemics, and epidemics and their effects on our business and our customers’ businesses; (o) the impact of the current conflicts between Ukraine and Russia and Israel and Hamas and the ongoing trade disputes among the United States and China on our business, financial condition or prospects, including extreme volatility in the global capital markets making debt or equity financing more difficult to obtain, more costly or more dilutive, delays and disruptions of the global supply chains and the business activities of our suppliers, distributors, customers and other business partners; (p) changes in general economic or business conditions or economic or demographic trends in the United States and foreign countries including changes in tariffs, interest rates and inflation; (q) our ability to raise additional capital; (r) our ability to accurately forecast demand for our software solutions; (s) our ability to successfully retain key personnel, integrate and realize the benefits of acquisitions; (t) our expectations regarding the period during which we qualify as an emerging growth company under the JOBS Act and as a smaller reporting company under the Exchange Act; (u) our expectations regarding our ability to obtain, maintain, protect and enforce intellectual property protection for our technology; (v) our status as a controlled company; and (w) our use of the net proceeds from our initial public offering.

It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. Accordingly, you should not rely on any of the forward-looking statements. Additional information relating to the uncertainty affecting Silvaco’s business is contained in Silvaco’s filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Relations section of Silvaco’s website at http://investors.silvaco.com/. These forward-looking statements represent Silvaco’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Silvaco disclaims any obligation to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Discussion of Non-GAAP Financial Measures and Other Key Business Metrics

We use certain non-GAAP financial measures and key business metrics to supplement the performance measures in our consolidated financial statements, which are presented in accordance with GAAP. These non-GAAP financial measures include non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted net income (loss) per share. Key business metrics include bookings. We use these non-GAAP financial measures and key business metrics for financial and operational decision-making and as a means to assist us in evaluating period-to-period comparisons. We define non-GAAP cost of revenue and non-GAAP gross profit as our GAAP cost of revenue and GAAP gross profit adjusted to exclude certain costs, including stock-based compensation expense, amortization of acquired intangible assets, acquisition-related professional fees and retention bonuses and payroll tax from the IPO lock-up release. We define non-GAAP operating income (loss), as our GAAP operating income (loss) adjusted to exclude certain costs, including IPO preparation costs, acquisition-related litigation settlement and legal costs, stock-based compensation expense, amortization of acquired intangible assets, payroll tax from the IPO lock-up release, and executive severance costs. We define non-GAAP net income (loss) as our GAAP net income (loss) adjusted to exclude certain costs, including IPO preparation costs, acquisition-related litigation settlement and legal costs, acquisition-related professional fees and retention bonuses, stock-based compensation expense, amortization of acquired intangible assets, payroll tax from the IPO lock-up release, executive severance costs, change in fair value of contingent consideration, foreign exchange (gain) loss, loss on debt extinguishment, and the income tax effect on non-GAAP items. Our non-GAAP diluted net income (loss) per share is calculated in the same way as our non-GAAP net income (loss), but on a per share basis. We monitor non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP diluted net income (loss) per share as non-GAAP financial measures to supplement the financial information we present in accordance with GAAP to provide investors with additional information regarding our financial results. Certain items are excluded from our non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP diluted net income (loss) per share because these items are non-cash in nature or are not indicative of our core operating performance and render comparisons with prior periods and competitors less meaningful. We adjust GAAP cost of revenue, GAAP gross profit, GAAP operating income (loss), GAAP net income (loss), and GAAP diluted net income (loss) per share for these items to arrive at non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP diluted net income (loss) per share because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structure and the method by which the assets were acquired. By excluding certain items that may not be indicative of our recurring core operating results, we believe that non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP diluted net income (loss) per share provide meaningful supplemental information regarding our performance. We believe these non-GAAP financial measures are useful to investors and others because they allow for additional information with respect to financial measures used by management in its financial and operational decision-making and they may be used by our institutional investors and the analyst community to help them analyze our financial performance and the health of our business. However, there are a number of limitations related to the use of non-GAAP financial measures, and these non-GAAP measures should be considered in addition to, not as a substitute for or in isolation from, our financial results prepared in accordance with GAAP. Other companies, including companies in our industry, may calculate these non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures. We define a booking as a signed contract and related purchase commitment from a customer, based on the value set forth in a purchase order. We believe bookings are a useful metric to measure whether we are successful in our sales efforts with new and existing customers and provide an indication of trends in our operating results that are not necessarily reflected in our revenue. Reported bookings may be subject to adjustments and potential cancellations prior to the satisfaction of our customer obligations.

SILVACO GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands except share and par value amounts)

	September 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$11,945	$19,606
Restricted cash	12,375	—
Current marketable securities	3,528	63,071
Accounts receivable, net	7,485	9,211
Contract assets, net	12,576	11,932
Prepaid expenses and other current assets	5,092	3,460
Total current assets	53,001	107,280
Non-current assets:
Non-current marketable securities	—	4,785
Property and equipment, net	1,693	865
Operating lease right-of-use assets, net	2,745	1,711
Intangible assets, net	27,135	4,369
Goodwill	30,563	9,026
Non-current portion of contract assets	13,906	12,611
Other assets	1,548	1,698
Total non-current assets	77,590	35,065
Total assets	$130,591	$142,345
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,638	$3,316
Accrued expenses and other current liabilities	23,133	19,801
Accrued income taxes	1,462	1,668
Deferred revenue, current	1,038	744
Operating lease liabilities, current	11,352	7,497
Vendor financing obligation, current	1,139	1,462
Total current liabilities	41,762	34,488
Non-current liabilities:
Deferred revenue, non-current	4,956	3,593
Operating lease liabilities, non-current	1,681	946
Vendor financing obligation, non-current	1,993	2,928
Other non-current liabilities	1,101	307
Total liabilities	51,493	42,262
Stockholders' equity:
Preferred stock, $0.0001 par value; 10,000,000 shares authorized, no shares issued and outstanding as of September 30, 2025 and December 31, 2024	—	—
Common stock, $0.0001 par value; 500,000,000 shares authorized; 30,531,193 and 28,526,615 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	3	3
Additional paid-in capital	142,766	130,360
Accumulated deficit	(61,993)	(28,012)
Accumulated other comprehensive loss	(1,678)	(2,268)
Total stockholders' equity	79,098	100,083
Total liabilities and stockholders' equity	$130,591	$142,345

SILVACO GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue:
Software license revenue	$13,757	$6,840	$30,983	$30,121
Maintenance and service	4,915	4,132	13,829	11,700
Total revenue	18,672	10,972	44,812	41,821
Cost of revenue	4,133	2,786	10,653	9,620
Gross profit	14,539	8,186	34,159	32,201
Operating expenses:
Research and development	8,739	4,134	19,446	15,457
Selling and marketing	4,266	3,834	13,699	14,317
General and administrative	10,876	7,128	27,062	30,042
Litigation settlement	—	392	13,069	15,088
Total operating expenses	23,881	15,488	73,276	74,904
Operating loss	(9,342)	(7,302)	(39,117)	(42,703)
Loss on debt extinguishment	—	—	—	(718)
Interest income	316	1,217	1,830	1,899
Interest and other income (expense), net	82	(278)	(652)	(832)
Loss before income tax provision	(8,944)	(6,363)	(37,939)	(42,354)
Income tax (benefit) provision	(3,645)	188	(3,958)	1,207
Net loss	$(5,299)	$(6,551)	$(33,981)	$(43,561)
Net loss per share:
Basic and diluted	$(0.18)	$(0.23)	$(1.16)	$(1.77)
Weighted average shares used in computing per share amounts:
Basic and diluted	30,213,143	29,048,080	29,412,365	24,633,030

SILVACO GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Nine Months Ended September 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(33,981)	$(43,561)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,242	903
Stock-based compensation expense	7,469	24,388
Provision for (reversal of) estimated credit losses	(148)	154
Litigation settlement	13,069	15,088
Loss on debt extinguishment	—	718
Accretion of discount on marketable securities, net	(460)	(905)
Change in fair value of contingent consideration	69	(18)
Changes in operating assets and liabilities:
Accounts receivable	3,860	(1,336)
Contract assets	(344)	(4,479)
Prepaid expenses and other current assets	(908)	(479)
Other assets	201	(12)
Accounts payable	(630)	1,022
Accrued expenses and other current liabilities	(18,752)	(1,108)
Related party funding of litigation apportionment agreement	6,000	—
Accrued income taxes	(4,370)	836
Deferred revenue	2,127	(1,887)
Other non-current liabilities	126	9
Net cash used in operating activities	(24,430)	(10,667)
Cash flows from investing activities:
Sales of marketable securities	29,752	—
Purchases of marketable securities	—	(81,608)
Maturities of marketable securities	34,900	9,000
Acquisition of businesses	(32,879)	—
Purchases of property and equipment	(580)	(344)
Net cash provided by (used in) investing activities	31,193	(72,952)
Cash flows from financing activities:
Proceeds from initial public offering, net of underwriting fees	—	106,020
Proceeds from issuance of convertible note, net of debt issuance costs	—	4,852
Proceeds from loan facility	—	4,250
Repayment of loan facility	—	(4,250)
Repayment of related party line of credit	—	(2,000)
Deferred transaction costs	—	(2,649)
Proceeds from issuance of common stock for share-based awards	361	—
Payment of payroll taxes related to shares withheld from employees	(1,294)	—
Contingent consideration	(46)	(74)
Payments of vendor financing obligation	(1,259)	(600)
Net cash (used in) provided by financing activities	(2,238)	105,549
Effect of exchange rate fluctuations on cash, cash equivalents and restricted cash	189	255
Net increase in cash, cash equivalents and restricted cash	4,714	22,185
Cash, cash equivalents and restricted cash, beginning of period	19,606	4,421
Cash, cash equivalents and restricted cash, end of period	$24,320	$26,606
Cash, cash equivalents and restricted cash:
Cash and cash equivalents	11,945	26,606
Restricted cash	12,375	—
Total cash, cash equivalents and restricted cash	$24,320	$26,606

SILVACO GROUP, INC.
REVENUE
(Unaudited)
	2024					2025
	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3
Revenue by Region:
Americas	27%	51%	31%	40%	38%	20%	36%	55%
APAC	62%	41%	58%	52%	53%	66%	57%	40%
EMEA	11%	8%	11%	8%	9%	14%	7%	5%
Total revenue	100%	100%	100%	100%	100%	100%	100%	100%

Revenue by Product Line:
TCAD	66%	69%	59%	71%	68%	56%	56%	35%
EDA	30%	20%	24%	24%	24%	36%	29%	56%
SIP	4%	11%	17%	5%	8%	8%	15%	9%
Total revenue	100%	100%	100%	100%	100%	100%	100%	100%

Revenue Item Category:
Software license revenue	77%	74%	62%	78%	74%	71%	60%	74%
Maintenance and service	23%	26%	38%	22%	26%	29%	40%	26%
Total revenue	100%	100%	100%	100%	100%	100%	100%	100%

Revenue by Country:
United States	26%	50%	30%	39%	37%	20%	30%	55%
China	11%	17%	25%	23%	18%	14%	28%	16%
Other	63%	33%	45%	38%	45%	66%	42%	29%
Total revenue	100%	100%	100%	100%	100%	100%	100%	100%

SILVACO GROUP, INC.
GAAP to Non-GAAP Reconciliation
(Unaudited, in thousands except per share amounts)

	Quarter to Date		Year to Date
	9/30/2025	9/30/2024	9/30/2025	9/30/2024

GAAP Cost of revenue	$4,133	$2,786	$10,653	$9,620
Less: Stock-based compensation expense	(402)	(313)	(960)	(2,780)
Less: Amortization of acquired intangible assets	(249)	(249)	(747)	(498)
Less: Acquisition-related professional fees and retention bonus	(32)	—	(99)	—
Non-GAAP Cost of revenue	$3,450	$2,224	$8,847	$6,342
GAAP Gross profit	$14,539	$8,186	$34,159	$32,201
Add: Stock-based compensation expense	402	313	960	2,780
Add: Amortization of acquired intangible assets	249	249	747	498
Add: Acquisition-related professional fees and retention bonus	32	—	99	—
Non-GAAP Gross profit	$15,222	$8,748	$35,965	$35,479
GAAP Research and development	$8,739	$4,134	$19,446	$15,457
Less: Stock-based compensation expense	(830)	(491)	(1,650)	(4,556)
Less: Acquisition-related professional fees and retention bonus	(91)	—	(286)	—
Less: Amortization of acquired intangible assets	(150)	(46)	(272)	(163)
Non-GAAP Research and development	$7,668	$3,597	$17,238	$10,738
GAAP Selling and marketing	$4,266	$3,834	$13,699	$14,317
Less: Stock-based compensation expense	(354)	(379)	(1,088)	(3,931)
Less: IPO preparation costs	—	—	—	(178)
Non-GAAP Selling and marketing	$3,912	$3,455	$12,611	$10,208
GAAP General and administrative	$10,876	$7,128	$27,062	$30,042
Less: Stock-based compensation expense	(1,486)	(1,376)	(3,771)	(13,121)
Less: Acquisition-related litigation settlement and legal costs	(4)	(1,491)	(1,034)	(4,106)
Less: Acquisition-related professional fees and retention bonus	(1,440)	—	(3,317)	—
Less: Amortization of acquired intangible assets	(580)	—	(944)	—
Less: Executive severance	(1,392)	—	(1,392)	—
Less: IPO preparation costs	—	—	—	(695)
Non-GAAP General and administrative	$5,974	$4,261	$16,604	$12,120
GAAP Litigation settlement	$—	$392	$13,069	$15,088
Less: Acquisition-related litigation settlement and legal costs	—	(392)	(13,069)	(15,088)
Non-GAAP Litigation settlement	$—	$—	$—	$—
GAAP Operating expenses	$23,881	$15,488	$73,276	$74,904
Less: Stock-based compensation expense	(2,670)	(2,246)	(6,509)	(21,608)
Less: Acquisition-related litigation settlement and legal costs	(4)	(1,883)	(14,103)	(19,194)
Less: Acquisition-related professional fees and retention bonus	(1,531)	—	(3,603)	—
Less: IPO preparation costs	—	—	—	(873)
Less: Executive severance	(1,392)	—	(1,392)	—
Less: Amortization of acquired intangible assets	(730)	(46)	(1,216)	(163)
Non-GAAP Operating expenses	$17,554	$11,313	$46,453	$33,066
GAAP Operating loss	$(9,342)	$(7,302)	$(39,117)	$(42,703)
Add: Stock-based compensation expense	3,072	2,559	7,469	24,388
Add: Acquisition-related litigation settlement and legal costs	4	1,883	14,103	19,194
Add: Acquisition-related professional fees and retention bonus	1,563	—	3,702	—
Add: IPO preparation costs	—	—	—	873
Add: Executive severance	1,392	—	1,392	—
Add: Amortization of acquired intangible assets	979	295	1,963	661
Non-GAAP Operating (loss) income	$(2,332)	$(2,565)	$(10,488)	$2,413
GAAP Net loss	$(5,299)	$(6,551)	$(33,981)	$(43,561)
Add: Stock-based compensation expense	3,072	2,559	7,469	24,388
Add: Acquisition-related litigation settlement and legal costs	4	1,883	14,103	19,194
Add: Acquisition-related professional fees and retention bonus	1,563	—	3,702	—
Add: IPO preparation costs	—	—	—	873
Add: Amortization of acquired intangible assets	979	295	1,963	661
Add: Loss on debt extinguishment	—	—	—	718
Add (Less): Change in fair value of contingent consideration	16	—	68	(18)
Add (Less): Foreign exchange (gain) loss	(197)	174	350	418
Add: Executive severance	1,392	—	1,392	—
Less: Income tax effect of non-GAAP adjustment	(3,592)	(189)	(4,170)	(265)
Non-GAAP Net (loss) income	$(2,062)	$(1,829)	$(9,104)	$2,408
GAAP Net loss per share:
Basic and diluted:	$(0.18)	$(0.23)	$(1.16)	$(1.77)
Non-GAAP Net income (loss) per share:
Basic	$(0.07)	$(0.06)	$(0.31)	$0.10
Diluted	$(0.07)	$(0.06)	$(0.31)	$0.09
Weighted average shares used in GAAP and non-GAAP net income (loss) per share:
Basic	30,213,143	29,048,080	29,412,365	24,633,030
Diluted	30,213,143	29,048,080	29,412,365	26,244,892

Investor Contact:
Greg McNiff
investors@silvaco.com

Media Contact:
Tiffany Behany
press@silvaco.com